UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  January 31, 2002
                                                          ----------------


                                  VSOURCE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Delaware                   000-30326               77-0557617
 ----------------------------   -----------------------    -------------------
 (State or other jurisdiction                                (IRS Employer
        of incorporation)       (Commission File Number)   Identification No.)


        16875 West Bernardo Drive, Suite 250, San Diego, California 92127
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (858) 618-5884
                                                           --------------


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Item 5.   Other Events.
          ------------

          On January 31, 2002, holders of the Exchangeable Promissory Notes (the "Series B Notes") of Vsource, Inc. (the "Registrant"), issued pursuant to an Exchangeable Note and Warrant Purchase Agreement dated July 12, 2001, purchased $2.9 million in principal amount of the Registrant's new Exchangeable Promissory Notes (the "Series B-1 Notes") by exchanging Series B Notes with $2.9 million in outstanding principal and accrued interest. The Series B-1 Notes have a maturity date of June 30, 2003 and are convertible into the Registrant's Convertible Promissory Notes, issued pursuant to a Convertible Note Purchase Agreement dated June 25, 2001, if the Series B-1 Notes are not repaid prior to August 15, 2002. The purchasers of the Series B-1 Notes also received warrants (the "Series B-1 Warrants") to purchase five shares of the Registrant's common stock for every $1.00 in principal amount of Series B-1 Notes purchased. The Series B-1 Warrants have an exercise price of $0.10 per share and expire in five years.

          The Series B-1 Notes and Series B-1 Warrants were issued pursuant to an Exchangeable Note and Warrant Purchase Agreement dated January 28, 2002 (the "Series B-1 Purchase Agreement") between the Registrant, two of its subsidiaries and the Purchasers set forth therein. The proceeds from the sale of the Series B-1 Notes and Series B-1 Warrants may be used for general corporate purposes.

          The Series B Notes were repayable in accordance with their terms following termination of a letter of credit supporting the Registrant's reseller arrangements with Gateway, Inc. The $1.51 million balance of the principal and interest due on the Series B Notes that was not exchanged for Series B-1 Notes was repaid by the Registrant in cash on Dec. 28, 2001.

          The foregoing description is qualified in its entirety by the Series B-1 Purchase Agreement, including the forms of Series B-1 Note and Series B-1 Warrant attached as exhibits thereto, which has been filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2. The press release of the Registrant dated as of February 4, 2002 regarding the issuance of the Series B-1 Notes and Series B-1 Warrants is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

          On February 5, 2001, the Registrant mailed notices to holders of its Series 1-A Convertible Preferred Stock and Series 2-A Convertible Preferred Stock (collectively, the "Preferred Stock") notifying the holders of the adjustment to the Preferred Stocks' respective conversion prices resulting from the sale of shares below the respective issuance prices of the Preferred Stock. Copies of the notices to the holders of Series 1-A Convertible Preferred Stock and the holders of Series 2-A Convertible Preferred Stock are attached as Exhibits 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.


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Item 7.          Financial Statements and Exhibits.
                 ---------------------------------

(c)  Exhibits.
     --------

     4.1 Exchangeable Note and Warrant Purchase Agreement, dated January 28, 2002, by and among Vsource, Inc., Vsource (CI) Ltd, Vsource (Malaysia) Sdn Bhd, and the Purchasers named therein.

     4.2  Notice  to  Holders  of  Series  1-A  Convertible  Preferred  Stock

     4.3  Notice  to  Holders  of  Series  2-A  Convertible  Preferred  Stock

     99.1 Press  Release  of  Vsource,  Inc.  dated  as  of  February  4,  2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VSOURCE, INC.
                                         (Registrant)


Dated:  February 6, 2002                 By:     /s/ Dennis M. Smith
                                                 -------------------------------
                                                 Dennis M. Smith
                                                 Chief Executive Officer


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                                                                     RB Comments
                                                                     -----------
                                                               24TH JANUARY 2002





                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

4.1 Exchangeable Note and Warrant Purchase Agreement, dated January 28, 2002, by and among Vsource, Inc., Vsource (CI) Ltd, Vsource (Malaysia) Sdn Bhd, and the Purchasers named therein.

4.2                 Notice to Holders of Series 1-A Convertible Preferred Stock.

4.3                 Notice to Holders of Series 2-A Convertible Preferred Stock.

99.1                Press Release of Vsource, Inc. dated as of February 4, 2002.


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